LATROBE Washington D.C. FOXCHASE Alexandria, VA AVERY ROW Arlington, VA Aimco Portfolio within 8 miles of Amazon’s planned HQ2 site MERRILL HOUSE in Arlington, VA Falls Church, VA 5 Properties 2,654 Apartment Homes 5% of Aimco GAV Citi Global Property CEO Conference Investor Presentation March 2019

CREATING VALUE OVER TIME: THE RECORD

Aimco's primary measure of long-term financial performance is Economic Income.
Measuring Aimco shareholder value creation by the per share change in Net Asset Value (NAV) plus Cash Dividends paid, Aimco Economic Income has compounded:

- Since IPO through 3Q 2018[(1)], at 14.0% annually; and
- Over the last five years, through 3Q 2018, at 11.5% annually.

- Aimco publishes its NAV estimate semi-annually; as of 3Q 2018: NAV = $56 per share.

Over the last five years, Aimco has produced consistent results, demonstrated by:

Operations	• Same Store five-year NOI CAGR 20 bps above peer average with a peer-leading Same Store expense CAGR, 60 bps lower than the nearest peer. • 2018 peer-leading Same Store NOI margin of 74%, with 820 bps of margin expansion over the last five years, ~590 bps better than peer-average margin expansion of ~230 bps.
Redevelopment	• ~$1B Redevelopment and Development spending which created ~$400M of value.
Portfolio Management	• Sale of $2.9B of lower rated assets. • Exit from the affordable housing business. • Improved quality of earnings.
Balance Sheet	• Growth in Aimco's unencumbered pool from $0.4B in 4Q13 to $2.7B in 4Q18.

(1) Represents Aimco's last published Net Asset Value of $56/sh at 9/30/2018 and share price at IPO as a proxy for NAV.

2

CREATING VALUE OVER TIME: THE PROMISE

Going forward, Aimco maintains its commitment to excellence in operations, disciplined capital allocation via its paired trade philosophy, and guarding its safe and flexible balance sheet.

Operations	• At the midpoint, 2019 Same Store revenue guidance is 30 bps above peer average and NOI guidance is 75 bps above peer average.
Redevelopment	• Increased spending to $225-$275M targets ~$100M of value creation, a boost to 2019 Economic Income.
Portfolio Management	• Maintain disciplined capital allocation strategy via paired trades with an eye toward opportunistic transactions. • Maintain a portfolio diversified by geography and price point. • High quality of earnings: 98% of 2019 AFFO from "core real estate operations."[1]
Balance Sheet	• Ongoing commitment to a safe and flexible balance sheet. • 4Q 2018 property debt refinancing activity will result in annual savings of ~$13M and >$3B of unencumbered properties by year-end 2019.

(1) Earnings outside of "core real estate operations" represents AFFO contribution from Asset Management, historic tax credits, and other tax benefits.

3

AIMCO’S EARNINGS QUALITY • Aimco’s earnings contribution from real estate operations has steadily increased since the planned exit from the affordable and asset management businesses was announced in 2011, and is expected to be 98% of AFFO in 2019. o Aimco’s 2019 Same Store portfolio is expected to contribute $0.11, or 5% AFFO growth. o Other Earnings, defined as contributions from affordable, asset management, and tax related income, are expected to be just 2% of AFFO, or $0.05 per share, in 2019. At the midpoint, Aimco 2019 AFFO guidance is $2.17 per share. • $2.12 from Core Aimco Earnings • $0.05 from Other Earnings 4

OPERATIONS UPDATE 2019 SAME STORE OUTLOOK • Aimco anticipates market rental rate growth to be SIMILAR to 2018, with EARN-IN from Aimco’s year-end 2018 rent roll contributing 150 bps to 2019 Same Store revenue growth, 30 bps greater than for 2018. • Aimco started 2019 with January Same Store average daily occupancy (“ADO”) 100 bps HIGHER than in 2018. 2019 SAME STORE GUIDANCE o Revenue Growth: 2.80% to 3.80% o Expense Growth: 2.00% to 3.00% o NOI Growth: 2.70% to 4.50% EARLY 2019 UPDATE • Aimco is ON-TRACK through February 2019, maintaining high ADO, up 100 bps year-over-year, with strengthening new and renewal lease rates. CHANGES IN SAME STORE Jan Feb YTD RENTAL RATES(1) 2019 2019(1) Leases RENEWALS 4.9% 5.2% 5.1% NEW LEASES 0.0% 1.1% 0.5% WT. AVG. 2.1% 3.0% 2.6% AVERAGE DAILY OCCUPANCY 97.0% 97.0% 97.0% (“ADO”) • Preliminary YTD Same Store net rental income (“NRI”) through February is up more than 4% year-over-year. (1) February leasing data is updated as of 2/28/2019, and is considered preliminary, actual results published with the 1Q 2019 Earnings Release may differ. 5

INNOVATION & PRODUCTIVITY

- **Focus on efficient, productive operations:** Aimco uses Controllable Operating Expenses ("COE"), defined as property level expenses before taxes, insurance, and utilities, as a measure of operating efficiency.
  - 2019 expected COE growth of **50 bps**.
  - For the five years ended 2018, Aimco COE growth was **1.1%**.
  - For the ten years ended 2018, Aimco COE growth was **flat**.

- **Innovation is the foundation of Aimco cost control efforts. Innovative activities include:**
  - **Redesign work:** moving administrative tasks to the Shared Service Center reduces cost and allows site teams to focus on sales and service.
  - **Standardize:** reduce complexity, increase purchasing volume discounts.
  - **Invest:** focus on total lifecycle costs by installing more durable in-unit materials such as plank flooring instead of carpet and granite countertops instead of laminate.
  - **Leverage Technology:** meet today's customer preference for self-service and convenience, while also reducing costs through innovation, including website design, package lockers, and smart home technology.


Same Store Expense Growth
2013 - 2018
120
115
110
105
100
95
2013
2014
2015
2016
2017
2018
CAGR
3.1% Peer Avg
2.0% Aimco
1.1% Aimco COE

6

REDEVELOPMENT

REDEVELOPMENT PROVIDES CONSISTENT VALUE CREATION

- Over the past five years, Aimco spent $1B on Redevelopment and Development, creating ~$400M of value.
- In 2019, Aimco plans to spend $225-$275M on Redevelopment and Development, targeting 40% value creation.
  - Of the planned spending for 2019, two-thirds represents projects that are currently in-process including Parc Mosaic, Flamingo, The Fremont, Elm Creek, as well as other smaller projects.
  - The remaining one-third of 2019 spending is planned for new starts from Aimco's deep redevelopment project pipeline.

2019 POTENTIAL REDEVELOPMENT PROJECTS



MINNEAPOLIS
Calhoun Beach Club
(Expanded Scope)
DENVER
Anschutz Expansion
(Additional Phases)
BAY AREA
707 Leahy
GREATER LA
Villas at Park La Brea
SAN DIEGO
Mariner's Cove
NEW YORK CITY
East 88th & 2nd Ave
PHILADELPHIA
Chestnut Hall
GREATER WASHINGTON, DC
Bent Tree
MIAMI
Bay Parc
(Additional Phases)
Flamingo South Beach
(Expanded Scope)

The menu shown above is representative of the communities whose redevelopment or development is being considered in 2019. Actual projects and their scope will differ depending on approvals.

7

REDEVELOPMENT CYCLE

SMALL PHASE REDEVELOPMENTS - INVENTORY MANAGEMENT

- When practical, Aimco prefers small phase redevelopments which provide optionality and flexibility to meet market demand.
- Managing inventory to meet demand allows for steady and predictable NOI growth proportionate and in sync with value creation.

MAJOR REDEVELOPMENTS

- Aimco engages in larger phase, major redevelopment when the scope of the project, or the community design, requires investment in larger building systems or common areas.
- Larger phased redevelopments may have comparable value creation, but the longer cycle time increases risk and current period earnings dilution.

REDEVELOPMENT CYCLE

- Aimco Economic Income based on value creation is generally consistent, while current period AFFO is often diluted during construction and until the community is stabilized, as described below.

Stabilized Pre-Construction

Value Creation Opportunity
- Based on location and ability to reposition the asset in the market

AFFO Growth Opportunity
- Stabilized NOI, with the potential to outpace the market through repositioning

Current Example
- 707 Leahy

Construction Phase

Initial Value Creation
- GAV is created on a risk adjusted basis as redevelopment dollars are spent

AFFO Dilution
- Down units and disruption to leasing from construction, partially offset w/ capitalized interest

Current Example
- Parc Mosaic

Lease-Up

Continued Value Creation
- GAV is created as construction is completed and lease-up begins

AFFO Dilution
- Vacancy during lease up, increased marketing expenses, and minimal or no capitalized interest offset

2019 Lease-Ups
- Parc Mosaic (2Q19 Initial Occupancy)

Post Redev NOI Stabilization

Value Creation Fully Realized
- Full accretion from investment and incremental value creation

Full AFFO Earnings
- Maximized earnings potential through intentional community design, targeted marketing, and successful repositioning
- Achieved up to 2 years after construction completion

Current Example
- The Sterling

8

PORTFOLIO MANAGEMENT



CAPITAL ALLOCATION DECISIONS

- Aimco sold ~**$1.0B** of lower-rated properties in 2018 and January 2019, with another **$0.3B** expected to close in March 2019. Aimco also issued **$65M** of OP units in 2018 at NAV of $53 per share(1) for a total **$1.3B** in sources of capital.
- Aimco reinvested **$1.3B** of capital sources in accretive uses with higher expected FCF IRRs, including:
  - Capital Enhancements: **$103M**
  - Redevelopment/Development: **$176M**
  - Acquisitions: **$498M**
  - Net Leverage Reduction: ~**$130M**
  - Stock Buyback: **$394M**

Allocation of Capital Sources


8%
14%
30%
10%
38%

- **These transactions increase expected Free Cash Flow returns by >400 bps.**

(1) Aimco's published NAV estimate at the time of Philadelphia acquisition announcement.

9

PORTFOLIO MANAGEMENT

2019 CAPITAL PLANS

Aimco allocates capital in accordance with its FCF IRR paired trade discipline and on a leverage-neutral basis.

Aimco considers unlevered risk-adjusted returns from a menu of capital uses including:	Aimco considers portfolio implications and execution risks such as:	Aimco considers its cost of unlevered equity capital, including:
• Capital Enhancements • Redevelopment • Development • Acquisitions • Leverage reduction • Share buybacks	• Geographic market concentrations • Price point concentrations • Competitive new supply • Entitlement risk • Construction risk • Lease-up risk	• Sale of lower-rated properties • Sale of partial interests in higher-rated properties • Issuance of shares or OP units at or above NAV

- Aimco's 2019 base case contemplates:
  - $225-$275M of Redevelopment and Development spending, $80-$100M of Capital Enhancements funded by property sales; and
  - Property sales completed in January, and those under-contract for sale, to fund the $394M of stock buybacks in the fourth quarter of 2018;
  - Additional transactions yet to be identified, accretive on a risk-adjusted basis, such as:
    - Under-managed communities ***(e.g. Bent Tree Apartments & Avery Row)***
    - OP unit transactions ***(e.g. Philadelphia portfolio)***
    - New construction where Aimco bears lease-up risk, but no construction risk ***(e.g. Vivo)***
    - Stock buybacks ***(AIV has existing authorization for 10.6M additional shares)***

10

HIGH QUALITY BALANCE SHEET AIMCO LIMITS RISK THROUGH BALANCE SHEET STRUCTURE • Employ low leverage: 33% loan-to-value at 4Q 2018 • Finance primarily with non-recourse property debt and preferred equity: 91% and 5%, respectively, of Aimco total leverage at 4Q 2018 • Maintain financial flexibility: • Ample available credit: $633M of $800M commitment available at 4Q 2018 • A pool of unencumbered properties: Valued at $2.7B at 4Q 2018 • Maintain investment grade rating as confirmation of the safety of Aimco’s balance sheet 11

HIGH QUALITY BALANCE SHEET Refunding risk is lower than total leverage due to principal At 4Q 2018 Aimco had property debt at 33% loan-to-portfolio amortization paid from retained earnings, and because Aimco’s value, refinancing activity in 2018 provides a prospective perpetual preferred equity is not subject to mandatory refunding. annual interest savings of ~$13M. By growing the value of its unencumbered properties, Aimco has increased the flexibility of its balance sheet, and also improved its financial capacity to execute opportunistically. (1) $247M of property debt is payable at par in 2020 but does not mature until 2021; Aimco intends to address this debt in 2020. 12

TEAM AND CULTURE Focus intentionally on a collaborative and productive culture based on respect for others, personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success. TEAM ENGAGEMENT • Out of hundreds of participating companies, Aimco is one of only eight recognized as a "Top Place to Work" in Colorado for each of the past six years. • For the past five years, Aimco team engagement scores, on a 1 to 5 scale, have averaged better than 4. TALENT AND SUCCESSION PLANNING • In 2018, Aimco invested $1.9M in team member training and development. • Aimco has a policy preferring promotion from within and maintains a talent pipeline for every executive officer position, including the CEO. • Aimco maintains a forward-looking approach to succession. Positions are filled considering the business strategy and needs at the time of a vacancy and the candidates’ skills, experience, expertise, leadership, and fit. • The Aimco Board of Directors participates actively in succession planning and reviews in detail the executive talent pipeline and candidate development progress at least once a year. Further, the Board engages directly and regularly with executive officers and the candidates for their succession. 13

AIMCO SENIOR LEADERSHIP TEAM

Aimco benefits from a long-tenured team with an average of 16 years of Aimco service.



Paul Beldin
EVP &
Chief Financial Officer
10 Years



John Bezzant
EVP &
Chief Investment
Officer
12 Years



Lisa Cohn
EVP &
General Counsel
16 Years



Terry Considine
Chairman &
CEO
43 Years



Miles Cortez
EVP &
Chief Administrative
Officer
17 Years



Steve Crane
Real Estate Tax
15 Years



Matt Eilen
Property Operations
Finance
9 Years



Michael Englhard
Redevelopment
Construction Services
5 Years



Patti Fielding
EVP: Debt & Treasurer
President:
Aimco Investment Partners
22 Years



Richard Hawthorne
Redevelopment
Construction Services
11 Years



Kristina Howe
Property Operations
Shared Services
16 Years



Jennifer Johnson
Human Resources
14 Years



Keith Kimmel
EVP
Property Operations
16 Years



Stephanie Lambert
Redevelopment
Finance
17 Years



Didi Meredith
Property Operations
West Operations
12 Years



Leann Morein
Compliance
24 Years



Kevin Mosher
Property Operations
East Operations
11 Years



Susan Pickens
IT
24 Years



Wes Powell
EVP
Redevelopment
15 Years



Patti Shwayder
Government Relations
& Communications
16 Years



Martin Sprang
Asset Quality &
Service
12 Years



Lynn Stanfield
EVP Finance & Tax
17 Years

14

POTENTIAL 2019 RISKS Aimco regularly assesses risks that may impact its business and takes prudent precautions to ensure that the company is well-positioned. Mitigating Factors • Aimco maintains a portfolio that is diversified by geography and price point to mitigate the New Supply impact of competitive new supply. Aimco exposure to new supply is expected to be less in 2019 than in 2018 and is discussed on pg. 16. • Aimco resident retention averaged 52% over the past five years, limiting the impact of new U.S. Economy lease pricing if the market were to decline. • Aimco has limited exposure to increasing interest rates: $3.7B (85% of total leverage) is Interest Rates fixed-rate; ~$750M (17% of total leverage) matures in next three years. • Aimco government affairs and legal teams work directly with federal, state, and local governments and also through industry groups to make government decision making, relevant to Aimco business, better informed, for example: Political Risk o Aimco teams participated with the industry coalition to oppose Prop 10 in California. • Aimco works with federal, state and local governments to protect the right of property owners to select their residents and their neighbors. 15

EXPOSURE TO NEW SUPPLY

- Aimco considers competitive new supply to be significant primarily to "A" price point communities in submarkets with projected completions of more than 2.0% of existing stock. Based on third-party forecasts of new supply, Aimco properties representing 19% of GAV may be so affected in 2019, down from 23% at the beginning of 2018.
- Even where markets face elevated new supply, the quality of the Aimco offering or its location, or an increase in local demand, for example from job growth, can reduce or offset the impact of new supply.

Market	Submarket	% Aimco GAV Invested in "A" Submarket Graded Communities	2019 Completions as a % of Stock(1)	2019 New Jobs per Unit Completed(2)	Aimco Specific Mitigating Factors
Los Angeles	Mid-Wilshire	8.7%	2.1%	3	New supply is expected to increase in 2019 as deliveries moved out from 2018. This market now screens just above our threshold.
Philadelphia	Center City	6.4%	3.7%	11	New supply pressure continues; however it is declining from 2018 and strong job growth suggests supply should be absorbed.
Chicago	Central DuPage County	1.0%	2.6%	5	New supply outlook for 2019 has declined from last update; and new jobs data suggests 2019 supply should be absorbed.
Minneapolis	Uptown/St. Louis Park	0.9%	2.1%	6	New supply is declining from 2018; and new jobs data suggests 2019 supply should be absorbed.
Denver	Littleton	0.4%	4.3%	3	New supply is expected to be elevated, however, it is expected to be a different product type with appeal to a different customer, i.e., mostly 1-bedroom units vs. Aimco's townhome community.
Atlanta	Midtown Atlanta	0.5%	7.2%	5	New supply completions are expected to continue into 2019 and to pressure rents at Aimco properties.
	Buckhead	0.2%	8.8%		
Nashville	West Nashville	0.4%	5.8%	5	New supply completions are expected to continue into 2019 and to pressure rents at Aimco properties; however new supply is expected to be delivered at a higher price point than current Aimco rents.
Washington D.C.	North Arlington	0.2%	4.2%	7	New supply completions are expected to pressure rents at Avery Row, Aimco's newest acquisition, however this is a 67-unit property, currently 97% occupied with only ~20 new leases expected in 2019.
Total % of Aimco GAV Exposed		**18.6%**			

Declining Supply Outlook	Continuing High Supply	Increasing Supply Outlook

- Additionally, select Aimco "B" submarket graded communities may face supply pressure based on the proximity of new product being delivered, e.g. Yacht Club in Miami and 3400 Avenue of the Arts in Orange County, which both have lease-ups directly across the street.

(1) Based on submarket data for deliveries in 2019 as a percentage of 4Q18 forecasted stock as of 4Q 2018, available from Axio/MPF Research.
(2) Employment figures are based on market data as reported by Green Street Advisors (Dec 2018). As a rule of thumb, at least five new jobs are necessary to absorb one unit of new supply.

16

WHY INVEST IN AIMCO? • Best-in-Class Operations: Lower resident turnover through intentional focus on customer selection and satisfaction drives peer- leading margins. • Paired-Trade Capital Allocation Discipline: Aimco adheres to a disciplined paired-trade strategy comparing expected unlevered returns on all of its capital allocation uses to the expected unlevered costs of capital. • Aimco invests up to 3% of its GAV annually in repositioning existing properties and constructing new ones, adding on average, $0.40 to Net Asset Value for every dollar invested in the last 5 years, and at FCF IRRs of >10%. • Since 2016, notwithstanding a fully priced market, Aimco has made $1.3B of opportunistic acquisitions where Aimco had a comparative “advantage” that provided for outsized value creation. o Indigo, Palazzo (reacquisition of 47% interest from JV partner), Bent Tree Apartments, Philadelphia portfolio, and Avery Row; o These acquisitions were funded with paired trade activities that increased expected FCF IRR by ~300 bps. • Geographically Diversified: Targeting 12 of the largest markets in the nation, including the only publicly traded apartment REIT with significant and targeted investments in Philadelphia and Chicago, and one of only two with significant investments in Miami. • Safe and Flexible Balance Sheet: Aimco is the only REIT in its peer group that primarily uses safe, non-recourse, property level financing while maintaining an investment grade rating as confirmation of the safety of its balance sheet. 17

FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2019 expectations, including but not limited to: AFFO and selected components thereof; Aimco redevelopment and development investments and projected value creation from such investments; Aimco refinancing activities; and Aimco liquidity and leverage metrics. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco’s ability to maintain current or meet projected occupancy, rental rate and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco’s ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to Aimco redevelopments and developments; and Aimco’s ability to comply with debt covenants, including financial coverage ratios. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco’s control, including, without limitation: • Real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing of acquisitions, dispositions, redevelopments and developments; and changes in operating costs, including energy costs; • Financing risks, including the availability and cost of capital markets’ financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; and the risk that earnings may not be sufficient to maintain compliance with debt covenants; • Insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; and • Legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of governmental regulations that affect Aimco and interpretations of those regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on Aimco’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Pursuant to its existing authority to repurchase up to an additional 10.6M shares, the company may make repurchases from time to time in the open market or in privately negotiated transactions at the company’s discretion and in accordance with the requirements of the SEC. The timing and amount of repurchases, if at all, will depend on market pricing as well as other conditions. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2018, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation does not constitute an offer of securities for sale. Glossary & Reconciliations of Non-GAAP Financial and Operating Measures Financial and operating measures discussed in this document include certain financial measures used by Aimco management, that are measures not defined under accounting principles generally accepted in the United States, or GAAP. Certain Aimco terms and Non-GAAP measures are defined in the Glossary and Reconciliations of Non-GAAP Financial and Operating Measures included in Aimco’s Fourth Quarter 2018 Earnings Release dated February 4, 2019. 18